OVATION VARIABLE ANNUITY PROFILE

This profile is a summary of some of the more important points that you should know and consider before purchasing a variable annuity. The variable annuity is more fully described in the accompanying prospectus. The sections in this summary correspond to sections in the prospectus that discuss the topics in more detail. All capitalized terms are used as defined in the prospectus. Please read the prospectus carefully.

                                  May 1, 2000,
                         as revised on January 22, 2001

================================================================================
1.    OVATION VARIABLE ANNUITY
================================================================================

This variable annuity contract is between you and AIG Life Insurance Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as providing you with retirement income. Tax deferral means all your money, including the amount you would otherwise pay in current income taxes, remains in your contract to generate more earnings.

This contract offers a choice of investment options. You may divide your money among any or all of the 16 variable investment options provided by Alliance Capital Management L.P. and the fixed investment option. Your investment is not guaranteed. The value of your contract can fluctuate up or down based on the performance of the underlying investments you select and you may experience a loss.

The variable investment portfolios offer professionally managed investment choices with goals ranging from capital preservation to aggressive growth. Your choices for the various investment options are listed later in this profile.

Like most deferred annuities, the contract has an accumulation phase and an income phase. During the accumulation phase, you invest money in your contract. Your earnings are based on the investment performance of the variable investment portfolios to which your money is allocated and/or the interest rate earned on the fixed investment option. You may withdraw money from your contract during the accumulation phase. However, as with other tax-deferred investments, you will pay taxes on earnings and untaxed contributions when you withdraw them. A tax penalty may apply if you make withdrawals before age 59 1/2. The income phase begins with the Annuity Date that you select. During the income phase, you, or another person you select as the Annuitant, will receive payments from your annuity. Your payments may be fixed in dollar amount, vary with investment performance or a combination of both, depending on where you allocate your money. Among other factors, the amount of money you are able to accumulate in your contract during the accumulation phase will determine the amount of your payments during the income phase.

================================================================================
2.    ANNUITY OPTIONS
================================================================================

You can select one of the annuity options listed below:

      (1)   payments for the Annuitant's lifetime;

      (2) payments for the Annuitant's lifetime, but for not less than 10 years; and
      (3)   payments for the lifetime of the survivor of two Annuitants.

We may offer other annuity options, subject to our discretion.

You will need to decide if you want your payments to fluctuate with investment performance, remain constant or to reflect a combination of the two. You will also select the date on which your payments will begin. Once we begin making payments, you cannot change your annuity option. If your contract is part of a non-qualified retirement plan (one that is established with after tax dollars), payments during the income phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts that are part of a qualified retirement plan using before tax dollars, the entire payment is taxable as income.

================================================================================
3.    PURCHASING A VARIABLE ANNUITY CONTRACT
================================================================================

You can buy a contract through your financial representative, who can also help you complete the proper forms. The minimum initial investment is $2,000. Additional amounts of $1,000 or more may be added to your contract at any time during the accumulation phase. You can pay additional premium of $100 or more per month by enrolling in an automatic investment plan.

================================================================================
4.    INVESTMENT OPTIONS
================================================================================

You may allocate money to the following variable investment portfolios of Alliance Variable Products Series Fund, Inc.

      Alliance Variable Products Series Fund, Inc.
      (managed by Alliance Capital Management L.P.)

      Global Bond Portfolio
      Global Dollar Government Portfolio
      Growth Portfolio (Class B)
      Growth and Income Portfolio (Class B)
      High-Yield Portfolio
      International Portfolio
      Money Market Portfolio (Class B)
      North American Government Income Portfolio
      Premier Growth Portfolio (Class B)
      Quasar Portfolio
      Real Estate Investment Portfolio
      Technology Portfolio (Class B)
      Total Return Portfolio
      U.S. Government/High Grade Securities Portfolio
      Utility Income Portfolio
      Worldwide Privatization Portfolio

The fixed investment option is part of our general account. The interest rate may differ from time to time but we will never credit less than a 3% annual effective rate. Once established, the rate will not change during the selected period. You may also elect to participate in one of two dollar cost averaging programs. (The 6-month DCA may not yet be available in your state. Please contact your financial representative for more information.)

================================================================================
5.    EXPENSES
================================================================================

Each year we deduct a $30 contract maintenance fee from your Contract Value. This fee is waived if the value of your contract is at least $50,000. We also deduct insurance charges on a daily basis equal to 1.40% annually of the average daily value of your contract allocated to the variable investment options. The insurance charges include a mortality and expense risk charge of 1.25% and an administrative charge of 0.15%.

If you select an optional death benefit, we will calculate and deduct a charge against the assets in the variable account. For the annual ratchet plan the charge is equal to 0.10% annually. For the equity assurance plan the charge is equal to 0.07% annually for owners whose Attained Age is 0-59 and 0.20% annually for owners whose Attained Age is 60 and over. For the estate benefit payment the charge is equal to 0.20% annually. For the accidental death benefit the charge is 0.05% annually.

As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the variable investment options. These charges include management fees and other operating expenses and are estimated to range from 0.64% to 1.05%.

If you take money out in excess of the free withdrawal amount permitted by your contract, you may be assessed a surrender charge as a percentage of the premium you withdraw. The percentage declines over a seven-year period as follows:

Premium Year               1        2       3        4        5        6        7       Thereafter
Surrender Charge           6%       6%      5%       5%       4%       3%       2%      None

Each year you are allowed to make 12 transfers without charge. After your first 12 transfers, a $10 transfer fee will apply to each subsequent transfer.

You may also be assessed a premium tax of up to 3.5% depending upon the state where you reside.

The following chart is designed to help you understand the charges under your contract. The column "Total Annual Insurance Charges" reflects insurance charges in the amount of 1.40% and the $30 contract maintenance fee. We converted the contract maintenance fee to a percentage using an assumed contract size of $50,000. The actual impact of this charge on your contract may differ from this percentage. The column "Total Annual Portfolio Charges" shows portfolio charges for each variable portfolio after waivers and/or reimbursements by Alliance Capital Management L.P. for the year ended December 31, 1999. The third column is the total of all annual charges.

The fourth and fifth columns show two examples of the charges you would pay under the contract. The examples assume that you invested $1,000 in a contract that earns 5% annually and that you withdraw your money (1) at the end of year 1 and (2) at the end of year 10. The premium tax is assumed to be 0% in both examples.

                                                                 Total       Total                  Total
                                                                 Annual     Annual      Total      Expenses      Total Expenses
                                                               Insurance   Portfolio    Annual   at the end of   at the end of
                                                                Charges     Charges    Charges      1 Year          10 Years
Alliance Variable Products Series Fund, Inc.
Global Bond Portfolio                                            1.46%       0.90%      2.36%       $78               $270
Global Dollar Government Portfolio                               1.46%       0.95%      2.41%       $78               $275
Growth Portfolio (Class B)                                       1.46%       1.12%      2.58%       $82               $305
Growth and Income Portfolio (Class B)                            1.46%       0.97%      2.43%       $80               $290
High-Yield Portfolio                                             1.46%       0.95%      2.41%       $78               $275
International Portfolio                                          1.46%       0.95%      2.41%       $78               $275
Money Market Portfolio (Class B)                                 1.46%       0.89%      2.35%       $79               $283
North American Government Income Portfolio                       1.46%       0.95%      2.41%       $78               $275
Premier Growth Portfolio (Class B)                               1.46%       1.29%      2.75%       $83               $321
Quasar Portfolio                                                 1.46%       0.95%      2.41%       $78               $275
Real Estate Investment Portfolio                                 1.46%       0.95%      2.41%       $78               $275
Technology Portfolio (Class B)                                   1.46%       1.20%      2.66%       $82               $313
Total Return Portfolio                                           1.46%       0.86%      2.32%       $78               $266
U.S. Government/High Grade Securities Portfolio                  1.46%       0.86%      2.32%       $77               $266
Utility Income Portfolio                                         1.46%       0.95%      2.41%       $78               $275
Worldwide Privatization Portfolio                                1.46%       0.95%      2.41%       $78               $275

For more detailed information, see "Fee Tables" in the prospectus.

================================================================================
6.    TAXES
================================================================================

Unlike taxable investments where earnings are taxed in the year they are earned, taxes on amounts earned in a non-qualified contract (one that is established with after tax dollars) are deferred until they are withdrawn. In a qualified contract (one that is established with before tax dollars like an IRA), all amounts are taxable when they are withdrawn.

When you begin taking distributions or withdrawals from your contract, earnings are considered to be taken out first and will be taxed at your ordinary income rate. You may be subject to a 10% tax penalty for distributions or withdrawals before age 59 1/2.

================================================================================
7.    ACCESS TO YOUR MONEY
================================================================================

You may withdraw free of a surrender charge an amount that is equal to the free withdrawal amount in your contract as of the date you make the withdrawal. Your free withdrawal amount is equal to the greater of (1) the Contract Value less premium paid or (2) 10% of premium paid less the amount of any prior surrender. Withdrawals in excess of the free withdrawal amount will be assessed a surrender charge. Withdrawals may be made from your contract in the amount of $500 or more.

Under the systematic withdrawal program, you may withdraw a maximum of 10% of your Contract Value each Contract Year. Surrender charges are not imposed on withdrawal under this program. The minimum withdrawal amount is $200. You must have at least $24,000 in Contract Value to participate in the systematic withdrawal program.

There is no surrender charge on that portion of your money that you have invested in your contract for at least seven full years. Of course, you may have to pay income tax on any amount withdrawn and a 10% tax penalty may apply if you are under age 59 1/2.

================================================================================
8.    PERFORMANCE
================================================================================

The value of your annuity will fluctuate depending upon the investment performance of the portfolios you choose.

The following chart shows total returns for each variable investment option for each of the calendar years shown. These numbers reflect the insurance charges, the contract maintenance fee, and the investment charges. Surrender charges are not reflected in the chart. If a surrender charge were reflected, the performance would be lower. Past performance is no guarantee of future results.

                             SUMMARY OF PERFORMANCE

                                                          1999        1998        1997       1996         1995      1994       1993
Alliance Variable Products Series Fund, Inc.
Global Bond Portfolio                                   -7.42%      12.53%      -0.73%      4.73%       23.02%    -6.55%     10.41%
Global Dollar Government Portfolio                      24.32%     -22.80%      11.66%     23.16%       21.29%       N/A        N/A
Growth Portfolio (Class B)                              32.60%      26.94%      28.21%     26.70%       33.37%       N/A        N/A
Growth and Income Portfolio (Class B)                    9.82%      19.21%      27.01%     22.36%       33.90%    -1.77%     10.17%
High-Yield Portfolio                                    -4.23%      -5.03%         N/A        N/A          N/A       N/A        N/A
International Portfolio                                 38.29%      11.45%       1.89%      5.75%        8.34%     5.21%        N/A
Money Market Portfolio (Class B)                         3.22%       3.52%       3.65%      3.23%        3.55%     1.85%        N/A
North American Government Income Portfolio               7.39%       2.62%       8.10%     17.29%       20.79%       N/A        N/A
Premier Growth Portfolio (Class B)                      30.48%      45.92%      32.00%     20.99%       43.31%    -4.62%        N/A
Quasar Portfolio                                        15.45%      -5.82%      16.95%        N/A          N/A       N/A        N/A
Real Estate Investment Portfolio                        -6.43%     -20.13%         N/A        N/A          N/A       N/A        N/A
Technology Portfolio (Class B)                          73.27%      61.51%       4.99%        N/A          N/A       N/A        N/A
Total Return Portfolio                                   5.05%      15.36%      19.43%     13.56%       21.96%       N/A        N/A
U.S. Government/High Grade Securities Portfolio         -3.81%       6.71%       7.17%      1.11%       17.60%    -5.36%        N/A
Utility Income Portfolio                                17.74%      22.18%      23.97%      6.37%       19.78%       N/A        N/A
Worldwide Privatization Portfolio                       56.63%       9.29%       9.21%     16.86%        9.34%       N/A        N/A

================================================================================
9.    DEATH BENEFIT
================================================================================

If you die during the accumulation phase, the surviving joint owner or, if none, the beneficiary will receive a death benefit. If no named beneficiary is living at the time a death benefit becomes payable, we will pay the death benefit to the last surviving owner's estate. Unless you indicate otherwise, we will pay the traditional death benefit. You may select from the death benefit options described below at the time you purchase your contract. Once we issue your contract, you cannot add death benefit options. You should discuss with your financial representative which option is best for you. Additional information is available in the prospectus.

Traditional Death Benefit

The traditional death benefit is equal to the greatest of:

(1)   the Contract Value;

(2) the total of all premium paid, reduced proportionally by any surrenders in the same proportion that the Contract Value was reduced on the date of a surrender; or

(3) the greatest Contract Value at any seventh Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any premium paid subsequent to that Contract Anniversary.

The traditional death benefit will be paid if no other death benefit is selected.

Optional Death Benefits

There is a charge for each optional death benefit as described under "Expenses" above.

Annual Ratchet Plan. We will pay a death benefit equal to the greatest of:

(1)   the Contract Value;

(2) the total of all premium paid reduced proportionally by any surrenders in the same proportion that the Contract Value was reduced on the date of a surrender; or

(3) the greatest Contract Value at any Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any premium paid subsequent to that Contract Anniversary.

Equity Assurance Plan. We will pay a death benefit equal to the greatest of:

(1)   the Contract Value;

(2) the greatest Contract Value at any seventh Contract Anniversary plus any premium subsequent to the Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender; or

(3)   an amount equal to (a) plus (b) where:

      (a) is equal to the total of all premium paid on or before the first Contract Anniversary following your 85th birthday, adjusted for surrenders and then accumulated at the compound interest rates shown below for the number of completed years, not to exceed 10, from the date of receipt of each premium to the earlier of the date of death or the first Contract Anniversary following your 85th birthday:

      o 0% per annum if death occurs during the 1st through 24th month from the date of premium payment;

      o 2% per annum if death occurs during the 25th through 48th month from the date of premium payment;

      o 4% per annum if death occurs during the 49th through 72nd month from the date of premium payment;

      o 6% per annum if death occurs during the 73rd through 96th month from the date of premium payment;

      o 8% per annum if death occurs during the 97th through 120th month from the date of premium payment;

      o 10% per annum (for a maximum of 10 years) if death occurs more than 120 months from the date of premium payment; and

      (b) is equal to all premium paid after the first Contract Anniversary following your 85th birthday, adjusted for surrenders.

Estate Benefit Payment. If you select the estate benefit payment, we will pay it in addition to any other death benefit in effect at the time of your death. If selected, we will increase the death benefit otherwise payable upon your death by the amount of the estate benefit payment determined as follows:

o If you are age 60 or younger on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 70% of net premium or
      (b) 70% of the Contract Value less net premium.

o If you are between ages 61 and 70 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 50% of net premium or (b) 50% of the Contract Value less net premium.

o If you are between ages 71 and 80 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 30% of net premium or (b) 30% of the Contract Value less net premium.

If upon your death your spouse elects to continue the contract in his or her name, the spouse's age as of the date of your death will be the age we use to determine the amount of estate benefit payment payable upon the spouse's death.

Net premium is equal to the total of all premium paid after adjusting each premium for surrenders. We adjust each premium by making a proportionate reduction from the amount of the premium prior to the surrender. We determine the proportion by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to each surrender.

Accidental Death Benefit. If you select the accidental death benefit, we will pay it in addition to the any other death benefit in effect at the time of your death. The accidental death benefit is not available if the contract is used as an IRA. If selected, the accidental death benefit payable under this option will be equal to the lesser of:

(1)   the Contract Value as of the date the death benefit is determined; or

(2)   $250,000.

================================================================================
10.   OTHER INFORMATION
================================================================================

Right to Examine and Cancel: You may cancel your contract within ten days (or longer if your state requires a longer period) by mailing it to our Administrative Office. Your contract will be treated as void on the date we receive it and we will pay you an amount equal to the value of your contract (unless otherwise required by state law). Its value may be more or less than the money you initially invested.

Dollar Cost Averaging: If selected, these programs allow you to invest in the portfolios gradually over time at a fixed dollar amount or a certain percentage each month. This type of investing will cover various market cycles. Your Contract Value must be at least $12,000 to elect this option. The 6-month dollar cost averaging program may not be available in all states.

Asset Rebalancing: If selected, this program seeks to keep your investment in line with your goals. We will maintain your specified allocation mix among the subaccounts that you selected. The Contract Value allocated to each subaccount will grow or decline in value at different rates during the quarter. Asset rebalancing automatically reallocates according to the allocation percentages you selected.

Systematic Withdrawal Program: If selected, this program allows you to receive either monthly or quarterly withdrawals during the accumulation phase. Of course, withdrawals may be taxable and a 10% tax penalty may apply if you are under age 59 1/2. Your Contract Value must be at least $24,000 to elect this option.

Confirmations and Quarterly Statements: You will receive a confirmation of each financial transaction within your contract. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your Contract Value.

================================================================================
11.   INQUIRIES
================================================================================

If you have questions about your contract or need to make changes, call your financial representative or contact us at:

         AIG Life Insurance Company
         c/o Delaware Valley Financial Services
         P.O. Box 3031
         Berwyn, PA  19312-0031
         1-800-255-8402

                                   PROSPECTUS

                            OVATION VARIABLE ANNUITY

                                    issued by

                           AIG LIFE INSURANCE COMPANY

                                   through its

                               VARIABLE ACCOUNT I

This prospectus describes a variable annuity contract being offered to individuals and groups. It is a flexible premium, deferred annuity contract with a fixed investment option. Please read this prospectus carefully before investing and keep it for future reference.

The contract has seventeen investment options to which you can allocate your money -- sixteen variable investment options listed below and one fixed investment option. The fixed investment option is part of our general account, which earns a minimum of 3% interest. The variable investment options are portfolios of the Alliance Variable Products Series Fund, Inc.

Alliance Variable Products Series Fund, Inc.
(managed by Alliance Capital Management L.P.)

Global Bond Portfolio
Global Dollar Government Portfolio
Growth Portfolio (Class B)
Growth and Income Portfolio (Class B)
High-Yield Portfolio
International Portfolio
Money Market Portfolio (Class B)
North American Government Income Portfolio
Premier Growth Portfolio (Class B)
Quasar Portfolio
Real Estate Investment Portfolio
Technology Portfolio (Class B)
Total Return Portfolio
U.S. Government/High Grade Securities Portfolio
Utility Income Portfolio
Worldwide Privatization Portfolio

To learn more about the contract, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2000. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The table of contents of the SAI appears on the last page of this prospectus. For a free copy of the SAI, call us at (800) 255-8402 or write to us at AIG Life Insurance Company, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801.

In addition, the SEC maintains a website at http://www.sec.gov that contains the prospectus, SAI, materials incorporated by reference and other information that we have filed electronically with the SEC.

Variable annuities involve risks, including possible loss of principal. They are not a deposit of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved of the contract or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  May 1, 2000,
                         as revised on January 22, 2001

================================================================================
                                TABLE OF CONTENTS
================================================================================

DEFINITIONS....................................................................

FEE TABLES.....................................................................

CONDENSED FINANCIAL INFORMATION................................................

THE CONTRACT...................................................................

INVESTMENT OPTIONS.............................................................

CHARGES AND DEDUCTIONS.........................................................

ACCESS TO YOUR MONEY...........................................................

ANNUITY PAYMENTS...............................................................

DEATH BENEFIT..................................................................

PERFORMANCE....................................................................

TAXES..........................................................................

OTHER INFORMATION..............................................................

FINANCIAL STATEMENTS...........................................................

APPENDIX - CONDENSED FINANCIAL INFORMATION.....................................

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.......................

================================================================================
                                   DEFINITIONS
================================================================================

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Accumulation Unit - An accounting unit of measure used to calculate your Contract Value prior to the Annuity Date.

Administrative Office - The Annuity Service Office, c/o Delaware Valley Financial Services, Inc., P.O. Box 3031, Berwyn, Pennsylvania 19312-0031.

Annuitant - The person you designate to receive annuity payments and whose life determines the duration of annuity payments involving life contingencies.

Annuity Date - The date on which annuity payments begin.

Annuity Unit - An accounting unit of measure used to calculate annuity payments after the Annuity Date.

Contract Anniversary - An anniversary of the date we issued your contract.

Contract Value - The dollar value as of any Valuation Date of all amounts accumulated under your contract.

Contract Year - Each period of twelve months commencing with the date we issued your contract.

Premium Year - Any period of twelve months commencing with the date we receive a premium payment and ending on the same date in each succeeding twelve month period thereafter.

Valuation Date - Each day that the New York Stock Exchange is open for trading.

Valuation Period - The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

================================================================================
                                   FEE TABLES
================================================================================

                           Owner Transaction Expenses

Sales Load..................................................................................................   None

Surrender Charge (as a percentage of premium surrendered)
     Premium Year 1........................................................................................      6%
     Premium Year 2........................................................................................      6%
     Premium Year 3........................................................................................      5%
     Premium Year 4........................................................................................      5%
     Premium Year 5........................................................................................      4%
     Premium Year 6........................................................................................      3%
     Premium Year 7........................................................................................      2%
     Thereafter.............................................................................................   None

Transfer Fee
     First 12 Per Contract Year.............................................................................   None
     Thereafter............................................................................................     $10

Contract Maintenance Fee (waived if Contract Value is $50,000 or greater)................................... $30/yr

Standard Variable Account Annual Expenses (as a percentage of average account value)
     Mortality and Expense Risk Charge....................................................................... 1.25%
     Administrative Charge................................................................................... 0.15%
                                                                                                             =====
     Total Standard Variable Account Annual Expenses......................................................... 1.40%

Optional Variable Account Annual Expenses (as a percentage of average account value)
     Annual Ratchet Plan..................................................................................... 0.10%
     Equity Assurance Plan
        Attained Age 0-59.................................................................................... 0.07%
        Attained Age 60+..................................................................................... 0.20%
     Estate Benefit Payment.................................................................................. 0.20%
     Accidental Death Benefit................................................................................ 0.05%

                            Annual Portfolio Expenses
                           After Waivers/Reimbursement
                     (as a percentage of average net assets)

                                                                                                           Total Annual
                                                                 Management       Other        12b-1       Portfolio
                                                                 Fees             Expenses     Fees        Expenses(1)
Alliance Variable Products Series Fund, Inc.
Global Bond Portfolio                                               0.65%          0.25%      0.00%         0.90%
Global Dollar Government Portfolio                                  0.12%          0.83%      0.00%         0.95%
Growth Portfolio (Class B)                                          0.75%          0.12%      0.25%         1.12%
Growth and Income Portfolio (Class B)                               0.63%          0.09%      0.25%         0.97%
High-Yield Portfolio                                                0.60%          0.35%      0.00%         0.95%
International Portfolio                                             0.69%          0.26%      0.00%         0.95%
Money Market Portfolio (Class B)                                    0.50%          0.14%      0.25%         0.89%
North American Government Income Portfolio                          0.61%          0.34%      0.00%         0.95%
Premier Growth Portfolio (Class B)                                  1.00%          0.04%      0.25%         1.29%
Quasar Portfolio                                                    0.81%          0.14%      0.00%         0.95%
Real Estate Investment Portfolio                                    0.49%          0.46%      0.00%         0.95%
Technology Portfolio (Class B)                                      0.71%          0.24%      0.25%         1.20%
Total Return Portfolio                                              0.63%          0.23%      0.00%         0.86%
U.S. Government/High Grade Securities Portfolio                     0.60%          0.26%      0.00%         0.86%
Utility Income Portfolio                                            0.72%          0.23%      0.00%         0.95%
Worldwide Privatization Portfolio                                   0.63%          0.32%      0.00%         0.95%

(1) Total annual expenses for the following portfolios before waivers and reimbursement by Alliance Capital Management L.P. for the year ended December 31, 1999, were as follows:

            Global Bond Portfolio                                         1.04%
            Global Dollar Government Portfolio                            2.29%
            High-Yield Portfolio                                          1.40%
            International Portfolio                                       1.36%
            North American Government Income Portfolio                    1.20%
            Quasar Portfolio                                              1.19%
            Real Estate Investment Portfolio                              1.72%
            Technology Portfolio (Class B)                                1.52%
            Utility Income Portfolio                                      1.14%
            Worldwide Privatization Portfolio                             1.46%

Example

You would pay the following expenses on a $1,000 investment, assuming 5% growth:

                                                              If you surrender after:

                                                              1 Year     3 Years      5 Years      10 Years
                                                              ------     -------      -------      --------
Alliance Variable Products Series Fund, Inc.
Global Bond Portfolio                                         $78        $119         $162         $270
Global Dollar Government Portfolio                            $78        $120         $165         $275
Growth Portfolio (Class B)                                    $80        $125         $173         $291
Growth and Income Portfolio (Class B)                         $79        $121         $166         $277
High-Yield Portfolio                                          $78        $120         $165         $275
International Portfolio                                       $78        $120         $165         $275
Money Market Portfolio (Class B)                              $78        $118         $162         $269
North American Government Income Portfolio                    $78        $120         $165         $275
Premier Growth Portfolio (Class B)                            $82        $130         $181         $308
Quasar Portfolio                                              $78        $120         $165         $275
Real Estate Investment Portfolio                              $78        $120         $165         $275
Technology Portfolio (Class B)                                $81        $128         $177         $299
Total Return Portfolio                                        $78        $117         $160         $266
U.S. Government/High Grade Securities Portfolio               $77        $117         $160         $266
Utility Income Portfolio                                      $78        $120         $165         $275
Worldwide Privatization Portfolio                             $78        $120         $165         $275

                                                              If you annuitize or do not surrender after:

                                                              1 Year     3 Years      5 Years      10 Years
                                                              ------     -------      -------      --------
Alliance Variable Products Series Fund, Inc.
Global Bond Portfolio                                         $24        $74          $126         $270
Global Dollar Government Portfolio                            $24        $75          $129         $275
Growth Portfolio (Class B)                                    $26        $80          $137         $291
Growth and Income Portfolio (Class B)                         $25        $76          $130         $277
High-Yield Portfolio                                          $24        $75          $129         $275
International Portfolio                                       $24        $75          $129         $275
Money Market Portfolio (Class B)                              $24        $73          $126         $269
North American Government Income Portfolio                    $24        $75          $129         $275
Premier Growth Portfolio (Class B)                            $28        $85          $145         $308
Quasar Portfolio                                              $24        $75          $129         $275
Real Estate Investment Portfolio                              $24        $75          $129         $275
Technology Portfolio (Class B)                                $27        $83          $141         $299
Total Return Portfolio                                        $24        $72          $124         $266
U.S. Government/High Grade Securities Portfolio               $24        $72          $124         $266
Utility Income Portfolio                                      $24        $75          $129         $275
Worldwide Privatization Portfolio                             $24        $75          $129         $275

The purpose of the tables and examples above is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The examples reflect expenses of the variable account

(except optional benefit charges) and the portfolios, but do not reflect any deduction for premium taxes, if any. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

================================================================================
                         CONDENSED FINANCIAL INFORMATION
================================================================================

Historical accumulation unit values are contained in the appendix.

================================================================================
                                  THE CONTRACT
================================================================================

General Description

An annuity is a contract between you, as the owner, and a life insurance company. The contract provides tax deferral for your earnings, which means your earnings accumulate on a tax-deferred basis until you take money out of your contract. It also provides a death benefit and a guaranteed income in the form of annuity payments beginning on a date you select. Until you, or another person you select as the Annuitant, begin to receive annuity payments, your annuity is in the accumulation phase. The income phase begins once you begin receiving annuity payments. If you die during the accumulation phase, we guarantee a death benefit to the surviving joint owner, if applicable, or to your beneficiary.

The contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our variable account invests in shares of a corresponding portfolio of a mutual fund. Depending on market conditions, the various portfolios may make or lose money. If you allocate money to the portfolios, your Contract Value during the accumulation phase will depend on their investment performance. In addition, the amount of the variable annuity payments you may receive will depend on the investment performance of the portfolios you select for the income phase.

The contract also has a fixed investment option that is part of our general account. Premium you allocate to the fixed investment option will earn interest at a fixed rate that we set. We guarantee the interest rate will never be less than 3%. Your Contract Value in the general account during the accumulation phase will depend on the total interest we credit. During the income phase, each annuity payment you receive from the fixed portion of your contract will be for the same amount.

Purchasing a Contract

Premium is the money you give us as payment to buy the contract, as well as any additional money you give us to invest in the contract after you own it. The minimum initial investment for both qualified and non-qualified contracts is $2,000. You may add premium payments of $1,000 or more to your contract at any time during the accumulation phase. You can pay scheduled subsequent premium of $100 or more per month by enrolling in an automatic investment plan.

We may refuse any premium. In general, we will not issue a contract to anyone who is over age 85.

Allocation of Premium

When you purchase a contract, you will tell us how to allocate your initial premium among the investment options. We will allocate additional premium in the same way unless you tell us otherwise.

At the time of application, we must receive your initial premium at our Administrative Office before the contract will be effective. We will issue your contract and allocate your initial premium within two business days. If you do not give us all the necessary information we need to issue the contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will send your money back unless you allow us to keep it until we get all the necessary information.

Right to Examine Contract

If you change your mind about owning this contract, you can cancel it within ten days after receiving it (or longer if required by state law) by mailing it back to our Administrative Office c/o Delaware Valley Financial Services, Inc., P.O. Box 3031, Berwyn, PA 19312-0031. You will receive your Contract Value as of the day we receive your request, which may be more or less than the money you initially invested.

In certain states or if you purchase your contract as an individual retirement annuity, we may be required to return your premium. If you cancel your contract during the right to examine period, we will return to you an amount equal to your premium payments less any partial surrender.

Accumulation Units

The value of an Accumulation Unit may go up or down from day to day. When you pay a premium, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of premium allocated to a subaccount by the value of the Accumulation Unit for that subaccount. We calculate the value of an Accumulation Unit as of the close of business of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading. Except in the case of initial premium, we credit Accumulation Units to your contract at the value next calculated after we receive your premium at our Administrative Office.

The Accumulation Unit value for each portfolio will vary from one valuation period to the next based on the investment experience of the assets in the portfolio and the deduction of certain charges and expenses. The SAI contains a detailed explanation of how Accumulation Units are valued.

Your value in any portfolio is determined by multiplying its unit value by the number of units you own. Your value within the variable investment options is the sum of your values in all the portfolios. The total value of your contract, referred to as the Contract Value, equals your value in the variable investment options plus your value in the fixed investment option.

Transfers During the Accumulation Phase

You can transfer money among the investment options by written request or by telephone. You can make twelve transfers every Contract Year without charge. There is a $10 transfer fee for each transfer over twelve in a Contract Year. Transfers as a result of dollar cost averaging or asset rebalancing are not counted against your twelve free transfers.

The minimum amount you can transfer is the lesser of $1,000 or the entire value in the investment option. You cannot make a partial transfer if, after the transfer, there would be less than $1,000 in the investment option from which the transfer is being made. Your transfer request must clearly state which investment options are involved and the amount of the transfer.

We will accept transfers by telephone from you, your representative or anyone else designated by you. Neither we nor the fund will be liable for following telephone instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such instructions. We have procedures in place to provide reasonable assurance that telephone instructions are genuine.

We reserve the right to modify, suspend or terminate the transfer provisions at any time.

Dollar Cost Averaging

The contract has a feature that allows you to dollar cost average your allocations to the portfolios by authorizing us to make periodic allocations of Contract Value from either the money market portfolio or the fixed investment option to one or more of the other portfolios. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. It will result in the reallocation of Contract Value to one or more portfolios and these amounts will be credited at the Accumulation Unit value as of the Valuation Dates on which the exchanges are effected. The amounts exchanged from a portfolio will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lower number of units when the Accumulation Unit value is high.

To elect dollar cost averaging, your Contract Value must be at least $12,000. You must send us a completed dollar cost averaging request form which is available from the Administrative Office. We will not consider your request unless your Contract Value is at least the required amount or the premium submitted is at least $12,000.

Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

In addition to the dollar cost averaging program described above, we also offer a six-month dollar cost averaging program that is available only for new premium payments of at least $12,000. Either initial premium or subsequent premium payments are eligible for this program. You may not include existing Contract Value in the six-month dollar cost averaging program.

If you select this program, your premium will be allocated to the DCA account. The DCA account is a guaranteed account available only for the six month dollar cost averaging program. Your contract value in the DCA account will earn interest at a rate guaranteed for six months from the date we receive your new premium. The interest rate applicable to each account varies. Therefore, each premium allocation to the program may earn interest at a different rate. The full amount of the premium you allocate to the DCA account will be transferred on a monthly basis over a six-month period into portfolios you have selected. The minimum monthly amount that can be transferred from the DCA account is one-sixth of the premium allocated to it. You may not change the amount or frequency of transfers under this program.

The interest rate credited to the DCA account may be different from the interest rate credited to the guaranteed option. If the six-month dollar cost averaging program is terminated, we will automatically transfer any Contract Value remaining in the DCA account to the guaranteed account option.

The six-month dollar cost averaging program may not be available in your state. Please contact us for more information.

There is no charge for either dollar cost averaging program. In addition, your periodic transfers under either dollar cost averaging program are not counted against your twelve free transfers per Contract Year. You may not have dollar cost averaging and asset rebalancing in effect at the same time. We reserve the right to modify, suspend or terminate any dollar cost averaging program at any time.

Asset Rebalancing

Once your premium has been allocated among the investment options, the earnings may cause the percentage invested in each investment option to differ from your allocation instructions. You can direct us to automatically rebalance your contract to return to your allocation percentages by selecting our asset rebalancing program. Rebalancing will be on a calendar quarter basis and will occur on the last business day of the quarter. The minimum amount of each rebalancing is $1,000.

There is no charge for asset rebalancing. In addition, a rebalancing is not counted against your twelve free transfers each Contract Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to modify, suspend or terminate this program at anytime. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

================================================================================
                               INVESTMENT OPTIONS
================================================================================

Variable Investment Options

Variable Account I

Our board of directors authorized the organization of the variable account in 1986. The variable account is maintained pursuant to Delaware insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the SEC does not supervise the management or the investment practices of the variable account.

We own the assets in the variable account and use them to support the variable portion of your contract and other variable annuity contracts described in other prospectuses. The variable account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other business we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the variable account without regard to income, gains or losses arising out of any of our other business. As a result, the investment performance of each subaccount of the variable account is entirely independent of the investment performance of our general account and of any of our other variable accounts.

The variable account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. The variable account maintains subaccounts that are not available under the contract. We may, from time to time, add or remove subaccounts and the corresponding portfolios. No substitution of shares of one portfolio for another will be made until you have been notified and the SEC has approved the change. If deemed to be in the best interest of persons having voting rights under the contract, the variable account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other variable accounts.

The Fund and Its Portfolios

The Alliance Variable Products Series Fund, Inc. is a mutual fund registered with the SEC. It has additional portfolios that are not available under the contract.

You should carefully read the fund's prospectus before investing. The fund prospectus is attached to this prospectus and contains detailed information regarding management of the portfolios, investment objectives, investment advisory fees and other charges. The prospectus also discusses the risks involved in investing in the portfolios. Below is a summary of the investment objectives of the portfolios available under the contract. There is no assurance that any of these portfolios will achieve its stated objectives.

Global Bond Portfolio seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The subadviser for this portfolio is AIGAM International Limited, an affiliate of American International Group, Inc.

Global Dollar Government Portfolio seeks a high level of current income and, secondarily, capital appreciation.

Growth Portfolio (Class B) seeks to provide long-term growth of capital. Current income is incidental to the portfolio's objective.

Growth and Income Portfolio (Class B) seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

High-Yield Portfolio seeks to earn the highest level of current income without assuming undue risk by investing principally in high-yielding fixed income securities rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch or, if unrated, of comparable quality.

International Portfolio seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (or companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities.

Money Market Portfolio (Class B) seeks safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives.

North American Government Income Portfolio seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada or Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities.

Premier Growth Portfolio (Class B) seeks growth of capital by pursuing aggressive investment policies.

Quasar Portfolio seeks growth of capital by pursuing aggressive investment policies. Current income is incidental to the portfolio's objective.

Real Estate Investment Portfolio seeks total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

Technology Portfolio (Class B) seeks growth of capital. Current income is incidental to the portfolio's objective.

Total Return Portfolio seeks to achieve a high return through a combination of current income and capital appreciation.

U.S. Government/High Grade Securities Portfolio seeks high current income consistent with preservation of capital.

Utility Income Portfolio seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

Worldwide Privatization Portfolio seeks long-term capital appreciation.

Alliance Capital Management L.P. may compensate us for providing administration services in connection with the portfolios that are offered under the contract. Such compensation is paid from its assets.

Fixed Investment Option

Premium you allocate to the fixed investment option is guaranteed and goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our variable account assets, assets in the general account are subject to claims of owners like you, as well as claims made by our other creditors.

We credit money allocated to the fixed investment option with interest on a daily basis at the guaranteed rate then in effect. The rate of interest to be credited to the general account is determined wholly within our discretion. However, the rate will not be changed more than once per year. The interest rate will never be less than 3%.

If you allocate premium to the fixed investment option, the fixed portion of your Contract Value during the accumulation phase will depend on the total interest we credit to your contract. During the income phase, each annuity payment you receive from the fixed portion of your contract will be for the same amount.

We reserve the right to delay any payment from the general account for up to six months from the date we receive the request at our Administrative Office, as permitted by law.

================================================================================
                             CHARGES AND DEDUCTIONS
================================================================================

Insurance Charges

Each day, we deduct insurance charges from your Contract Value. This is done as part of our calculation of the value of Accumulation Units during the accumulation phase and of Annuity Units during the income phase. The insurance charges are the mortality and expense risk charge, the administrative charge, and the charges for the optional death benefits described under "Death Benefit."

Mortality and Expense Risk Charge

The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the daily value of the variable portion of your contract. We will not increase this charge. It compensates us for our obligation to make annuity payments and provide the death benefit and for assuming the risk that current charges will be insufficient in the future to cover the cost of administering the contract. If the charges under the contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

Administrative Charge

The administrative charge is equal, on an annual basis, to 0.15% of the daily value of the variable portion of your contract. It compensates us for our administrative expenses, which include preparing the contract, confirmations and statements, and maintaining contract records. If this charge is not enough to cover the costs of administering the contract, we will bear the loss.

Optional Death Benefit Charges

If you elect an optional death benefit, we will calculate and deduct a charge against the assets in the variable account equal to an annual charge as shown below.

Annual Ratchet Plan                                                       0.10%

Equity Assurance Plan

                  Attained Age 0-59                                       0.07%
                  Attained Age 60+                                        0.20%

Estate Benefit Payment                                                    0.20%

Accidental Death Benefit                                                  0.05%

Surrender Charge

If you surrender your contract prior to the Annuity Date during the first seven years after a premium payment, we will assess a surrender charge as a percentage of premium withdrawn as shown below:

-------------------------------------------------------------------------------------------------------
Premium Year               1        2        3        4        5       6        7        Thereafter
-------------------------------------------------------------------------------------------------------

Surrender Charge           6%       6%       5%       5%       4%      3%       2%            0%
-------------------------------------------------------------------------------------------------------

For purposes of calculating the surrender charge, we treat surrenders as coming from the oldest premiums first (i.e., first-in, first-out). However, we will not assess a surrender charge on that portion of a surrender equal to the greater of:

      (1)   the Contract Value less premium paid, or

      (2)   up to 10% of premium paid, less the amount of any prior surrender.

You will not receive the benefit of this "free withdrawal amount" if you participate in the systematic withdrawal program. If you make a partial surrender, we will deduct the surrender charge, if any, pro rata from the remaining value in your contract. If insufficient value remains in your contract, then we will deduct the surrender charge from the amount you are to receive as a result of your surrender request. Likewise, we will deduct a surrender charge on a full surrender from the amount you are to receive.

Contract Maintenance Fee

During the accumulation phase, we will deduct a contract maintenance fee of $30 from your contract on each Contract Anniversary. We will not increase this fee. It compensates us for the expenses incurred to establish and maintain your contract. If you surrender the entire value of your contract, the contract maintenance fee will be deducted prior to the surrender. During the income phase, we will pro rate the contract maintenance fee and deduct it from the annuity payments.

We do not deduct the contract maintenance fee if your Contract Value is $50,000 or more when the deduction is to be made.

Premium Taxes

We will deduct from your Contract Value any premium tax imposed by the state or locality where you reside. Premium taxes currently imposed on the contract by various states range from 0% to 3.5% of premiums paid. These taxes are due either when premium is paid or when annuity payments begin. It is our current practice to charge you for these taxes when annuity payments begin or if you surrender the contract in full. In the future, we may discontinue this practice and assess the tax when it is due or upon the payment of the death benefit.

Income Taxes

Although we do not currently deduct any charges for income taxes attributable to your contract, we reserve the right to do so in the future.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various portfolios. These charges are described in the prospectus for the Alliance Variable Products Series Fund, Inc. and are summarized in the fee table.

Reduction or Elimination of Certain Charges and Additional Amounts Credited

We may reduce or eliminate the surrender charge or the administrative charge or change the minimum premium requirement when the contract is sold to groups of individuals under circumstances which reduce our sales expenses. We will determine the eligibility of such groups by considering factors such as:

      (1)   the size of the group;

      (2)   the total amount of premium we expect to receive from the group;

      (3) the nature of the purchase and the persistency we expect in that group;

      (4) the purpose of the purchase and whether that purpose makes it likely that expenses will be reduced; and

      (5) any other circumstances that we believe are relevant in determining whether reduced sales expenses may be expected.

We may also waive or reduce the surrender charge and/or contract maintenance fee in connection with contracts sold to employees, employees of affiliates, registered representatives, employees of broker-dealers which have a current selling agreement with us, and immediate family members of those persons. Any reduction or waiver may be withdrawn or modified by us.

================================================================================
                              ACCESS TO YOUR MONEY
================================================================================

Generally

Contract Value is available in the following ways:

      o by surrendering all or part of your Contract Value during the accumulation phase;

      o     by receiving annuity payments during the income phase;

      o     when we pay a death benefit.

Generally, surrenders are subject to a surrender charge, a contract maintenance fee and, if it is a full surrender, premium taxes. Surrenders may also be subject to income tax and a penalty tax.

To make a surrender you must send a complete and detailed written request to our Administrative Office. We will calculate your surrender as of the close of business of the NYSE at the value next determined after we receive your request. To surrender your entire Contract Value, you must also send us your contract.

Under most circumstances, partial surrenders must be for a minimum of $500. We require that your Contract Value be at least $2,000 after the surrender. If the Contract Value would be less than $2,000 as a result of a surrender, we may cancel the contract. Unless you provide us with different instructions, partial surrenders will be made pro rata from each investment option in which your contract is invested.

We may be required to suspend or postpone the payment of a surrender for an undetermined period of time when:

      o the NYSE is closed (other than a customary weekend and holiday closings);

      o     trading on the NYSE is restricted;

      o an emergency exists such that disposal of or determination of the value of shares of the portfolios is not reasonably practicable;

      o     the SEC, by order, so permits for the protection of owners.

Systematic Withdrawal Program

The systematic withdrawal program allows you to make regularly scheduled withdrawals from your Contract Value of at least $200 each on a monthly or quarterly basis. You may change the amount or frequency of withdrawals under the program once per Contract Year. In order to initiate the program, your Contract Value must be at least $24,000. A maximum of 10% of your Contract Value may be withdrawn in a Contract Year.

Surrender charges are not imposed on withdrawals under this program nor is there any charge for participating in this program. You may not elect this program if you have made a partial surrender earlier in the same Contract Year. In addition, the free withdrawal amount is not available in connection with partial surrenders you make while participating in the systematic withdrawal program. You will be entitled to the free withdrawal amount on and after the Contract Anniversary next following the termination of the systematic withdrawal program.

Systematic withdrawals will begin on the first scheduled withdrawal date selected by you following the date we process your request. In the event that your value in a specified portfolio or the fixed investment option is not sufficient to make a withdrawal or if your request for systematic withdrawal does not specify the investment options from which to deduct withdrawals, withdrawals will be deducted pro rata from your Contract Value in each portfolio and the fixed investment option.

The systematic withdrawal program may be canceled at any time by written request or automatically by us if your Contract Value falls below $1,000. In the event the systematic withdrawal program is canceled, you may not elect to participate in the program again until the next Contract Anniversary.

If your contract is issued in connection with an individual retirement annuity or 403(b) Plan, you are cautioned that your rights to implement a systematic withdrawal program may be subject to the terms and conditions of your plan, regardless of the terms and conditions of your contract. Moreover, implementation of the systematic withdrawal program may subject you to adverse tax consequences, including a 10% tax penalty if you are under age 59 1/2. See "Taxes" for a discussion of the various tax consequences.

For information, including the necessary enrollment form, please check with our Administrative Office. We reserve the right to modify, suspend or terminate this program at any time.

================================================================================
                                ANNUITY PAYMENTS
================================================================================

Generally

Beginning on the Annuity Date, the Annuitant will receive regular annuity payments. You may choose annuity payments that are fixed, variable or a combination of fixed and variable.

You select the Annuity Date, which must be the first day of a month and must be at least one year after we issue your contract. You may change the Annuity Date at least 30 days before payments are to begin. However, annuity payments must begin by first day of the month following the Annuitant's 90th birthday. Certain states may require that annuity payments begin prior to such date and we must comply with those requirements.

You may change the Annuitant at any time prior to the Annuity Date. If you are not the Annuitant and the Annuitant dies before the Annuity Date, you must notify us and designate a new Annuitant.

Annuity Options

The contract offers the three annuity options described below. Other annuity options may be made available, including other guarantee periods and options without life contingencies, subject to our discretion. If you do not choose an annuity option, we will make annuity payments in accordance with option 2. However, if the annuity payments are for joint lives, we will make payments in accordance with option 3. Where permitted by state law, we may pay the annuity in one lump sum if your Contract Value is less than $2,000. In addition, if your annuity payments would be less than $100 a month, we have the right to change the frequency of your payment to be on a semiannual or annual basis so that the payments are at least $100.

Option 1 - Life Income

Under this option, we will make monthly annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

Option 2 - Life Annuity with 10 Years Guaranteed

This option is similar to option 1 above with the additional guarantee that monthly payments will be made for a period you select of at least 10 years. Under this option, if the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period.

Option 3 - Joint and Last Survivor Income

Under this option, we will make monthly annuity payments as long as either the Annuitant or a contingent Annuitant is alive. If your contract is issued as an individual retirement annuity, payments under this option will be made only to you as Annuitant or to your spouse. Upon the death of either of you, we will continue to make annuity payments so long as the survivor is alive.

Variable Annuity Payments

If you choose to have any portion of your annuity payments based on the variable investment options, the amount of your payments will depend upon:

      o     your Contract Value in the portfolios on the Annuity Date;

      o the 5% assumed investment rate used in the annuity table for the contract;

      o     the performance of the portfolios you selected;

      o     the annuity option you selected.

If the actual performance exceeds the 5% assumed rate, the annuity payments will increase. Similarly, if the actual rate is less than 5%, the annuity payments will decrease. The SAI contains more information.

Transfers During Income Phase

Transfers during the income phase are subject to the same limitations as transfers during the accumulation phase. See "The Contract - Transfers During Accumulation Phase." However, you may only make one transfer each month and you may only transfer money among the variable investment options. You may not transfer money from the fixed investment option to the variable investment options or from the variable investment options to the fixed investment option.

Deferment of Payments

We may defer making fixed annuity payments for up to six months subject to state law. We will credit interest to you during the deferral period.

================================================================================
                                  DEATH BENEFIT
================================================================================

Death of Owner Before the Annuity Date

If you die before the Annuity Date and the contract is jointly owned, the death benefit is payable to the surviving joint owner. If you die before the Annuity Date and there is no surviving joint owner, the death benefit is payable to the beneficiary. The value of the death benefit will be determined as of the date we receive proof of death in a form acceptable to us. If ownership was changed from one natural person to another natural person, the death benefit will equal the Contract Value. If the surviving joint owner, if any, or designated beneficiary is your spouse, he or she can elect to continue the contract and become the owner. The amount of the death benefit to be paid is determined by the death benefit option selected at the time of application, if any, and is calculated in accordance with the terms of that option as described below. The amount of the death benefit will never be less than the traditional death benefit. If you select both the annual ratchet plan and the equity assurance plan, the death benefit will be the greatest of the traditional death benefit, the annual ratchet plan, or the equity assurance plan. The estate benefit payment and/or the accidental death benefit, as applicable, will be paid in addition to any other benefit. All death benefit options may not be available in all states.

Traditional Death Benefit

Under the traditional death benefit, we will pay the amount equal to the greatest of:

      (1)   the Contract Value;

      (2) the total of all premium paid reduced proportionally by any surrenders in the same proportion that the Contract Value was reduced on the date of a surrender; or

      (3) the greatest Contract Value at any seventh Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any premiums paid subsequent to that Contract Anniversary.

The traditional death benefit will be paid unless you specify otherwise.

Optional Death Benefits

Annual Ratchet Plan. We will pay a death benefit equal to the greatest of:

      (1)   the Contract Value;

      (2) the total of all premium paid reduced proportionally by any surrenders in the same proportion that the Contract Value was reduced on the date of a surrender; or

      (3) the greatest Contract Value at any Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any premiums paid subsequent to that Contract Anniversary.

The annual ratchet plan will be in effect if:

      (1)   you select it on the application; and

      (2)   the charge for the annual ratchet plan is shown in your contract.

The annual ratchet plan will cease to be in effect upon our receipt of your written request to discontinue it.

Equity Assurance Plan. We will pay a death benefit equal to the greatest of:

      (1)   the Contract Value;

      (2) the greatest Contract Value at any seventh Contract Anniversary, plus any premium subsequent to the Contract Anniversary reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender; or

      (3)   an amount equal to (a) plus (b) where:

            (a) is equal to the total of all premium paid on or before the first Contract Anniversary following your 85th birthday, adjusted for surrenders as described below and then accumulated at the compound interest rates shown below for the number of completed years, not to exceed 10, from the date of receipt of each premium to the earlier of the date of death or the first Contract Anniversary following your 85th birthday:

                  o 0% per annum if death occurs during the 1st through 24th month from the date of premium payment;

                  o 2% per annum if death occurs during the 25th through 48th month from the date of premium payment;

                  o 4% per annum if death occurs during the 49th through 72nd month from the date of premium payment;

                  o 6% per annum if death occurs during the 73rd through 96th month from the date of premium payment;

                  o 8% per annum if death occurs during the 97th through 120th month from the date of premium payment;

                  o 10% per annum (for a maximum of 10 years) if death occurs more than 120 months from the date of premium payment; and

            (b) is equal to all premium paid after the first Contract Anniversary following your 85th birthday, adjusted for surrenders as described below.

In determining the death benefit, for each surrender a proportionate reduction will be made to each premium paid prior to the surrender. The proportion is determined by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to the surrender.

The Equity Assurance Plan will be in effect if:

      (1)   you select it on the application;

      (2)   the charge for the equity assurance plan is shown in your contract.

The equity assurance plan will cease when we receive your written request to discontinue it or upon the allocation of Contract Value to either the money market portfolio or fixed investment option unless such allocation is made as part of dollar cost averaging.

Estate Benefit Payment. If you select the estate benefit payment, we will pay it in addition to any other death benefit in effect at the time of your death. If selected, we will increase the death benefit otherwise payable upon your death by the amount of the estate benefit payment determined as follows:

      o If you are age 60 or younger on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 70% of net premium or (b) 70% of the Contract Value less net premium.

      o If you are between ages 61 and 70 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 50% of net premium or (b) 50% of the Contract Value less net premium.

      o If you are between ages 71 and 80 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 30% of net premium or (b) 30% of the Contract Value less net premium.

If upon your death your spouse elects to continue the contract in his or her name, the spouse's age as of the date of your death will be the age we use to determine the amount of estate benefit payment payable upon the spouse's death.

Net premium is equal to the total of all premium paid after adjusting each premium for surrenders. We adjust each premium by making a proportionate reduction from the amount of the premium prior to the surrender. We determine the proportion by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to each surrender.

Accidental Death Benefit. If you select the accidental death benefit at the time of application, we will pay it in addition to any other death benefit in effect at the time of your death. The accidental death benefit is not available if the contract is used in connection with an individual retirement annuity. If selected at the time of application, the accidental death benefit payable under this option will be equal to the lesser of:

      (1)   the Contract Value as of the date the death benefit is determined;
            or

      (2)   $250,000.

The accidental death benefit is payable if you die as a result of injury prior to the Contract Anniversary following your 75th birthday. The death must also occur before the Annuity Date and within 365 days of the date of the accident that caused the injury. The accidental death benefit does not apply to the death of a surviving joint owner.

The accidental death benefit will not be paid for any death caused by or resulting (in whole or in part) from the following:

      o suicide or attempted suicide, while sane or insane, or intentionally self-inflicted injuries;

      o sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infections which result from the accidental ingestion of contaminated substances;

      o     hernia;

      o injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation except if you are a passenger on any aircraft licensed for the transportation of passengers;

      o     declared or undeclared war or any act thereof; or

      o     service in the military, naval or air service of any country.

The accidental death benefit will be in effect if:

      (1)   you select it on the Application; and

      (2) the charge for the accidental death benefit is shown in your contract.

The accidental death benefit will cease to be in effect upon the Contract Anniversary following your 75th birthday, or upon our receipt of your written request to discontinue.

Payment to Surviving Joint Owner or Beneficiary

Upon your death if prior to the Annuity Date, the surviving joint owner or the beneficiary, as applicable, may elect the death benefit to be paid as follows:

      (1) payment of the entire death benefit within five years of the date of your death; or

      (2) payment over the recipient's lifetime with distribution beginning within one year of your date of death.

If no payment option is elected within sixty days of our receipt of proof of your death, a single sum settlement will be made at the end of the sixty-day period following such receipt. Upon payment of a death benefit, the contract will end.

Death of Owner After the Annuity Date

If you are not the Annuitant, and if your death occurs on or after the Annuity Date, no death benefit will be payable under the contract. Any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death. If the contract is not owned by an individual, the Annuitant will be treated as the owner and any change of the named Annuitant will be treated as if the owner died.

Death of Annuitant

Before the Annuity Date

If you are not the Annuitant, and if the Annuitant dies before the Annuity Date, you may name a new Annuitant. If you do not name a new Annuitant within sixty days after we are notified of the Annuitant's death, we will deem you to be the new Annuitant.

After the Annuity Date

If an Annuitant dies after the Annuity Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant's death. If you were not the Annuitant and no beneficiary survives the Annuitant, we will pay any remaining benefit to you.

================================================================================
                                   PERFORMANCE
================================================================================

Occasionally, we may advertise certain performance related information concerning one or more of the portfolios, including total return and yield information. A portfolio's performance information is based on the portfolio's past performance only and is not intended as an indication of future performance.

When we advertise the average annual total return of a portfolio, it will usually be calculated for one, five, and ten year periods or, where a portfolio has been in existence for a period of less than one, five, or ten years, for such lesser period. Average annual total return is measured by comparing the value of the investment in a portfolio at the beginning of the relevant period to the value of the investment at the end of the period. That assumes the deduction of any surrender charge that would be payable if the contract were surrendered at the end of the period. Then the average annual compounded rate of return is calculated to produce the value of the investment at the end of the period. We may simultaneously present returns that do not assume a surrender and, therefore, do not deduct a surrender charge.

When we advertise the yield of a portfolio we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned per Accumulation Unit during the period by the value of an Accumulation Unit on the last day of the period.

When we advertise the performance of the money market portfolio we may advertise the yield or the effective yield in addition to the total return. The yield of the money market portfolio refers to the income generated by an investment in that portfolio over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Total return at the variable account level is lower than at the portfolio level since it is reduced by all contract charges (surrender charge, mortality and expense risk charge, administrative charge, and contract maintenance fee). Likewise, yield and effective yield at the variable account level are lower than at the portfolio level since the variable account level total return reflects all recurring charges (except surrender charge).

Performance information for a portfolio may be compared to:

      (1) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a portfolio's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

      (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

      (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the contract; and

      (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

================================================================================
                                      TAXES
================================================================================

Introduction

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the fund, please see the accompanying fund prospectus. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your contract.

Annuity Contracts in General

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity contracts. Generally, you will not be taxed on the earnings in an annuity contract until you take the money out. Different rules apply depending on how you take the money out and whether your contract is qualified or non-qualified, as explained below.

If you do not purchase your contract under a retirement arrangement entitled to favorable federal income tax treatment, your contract is referred to as a non-qualified contract. If you purchase your contract under a retirement arrangement entitled to favorable federal income tax treatment, your contract is referred to as a qualified contract.

Tax Treatment of Distributions -- Non-Qualified Contracts

If you make a withdrawal from a non-qualified contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of premium, until all gain has been withdrawn. For annuity payments, any portion of each payment that is considered a return of your premium will not be taxed. There is a 10% tax penalty on any taxable amount you receive unless the amount received is paid:

      (1)   after you reach age 59 1/2;

      (2)   to your beneficiary after you die;

      (3)   after you become disabled;

      (4) in a series of substantially equal installments made not less frequently than annually under a lifetime annuity; or

      (5)   under an immediate annuity.

Assignments

If you assign all or part of the contract as collateral for a loan, the part assigned will be treated as a withdrawal and the excess of the Contract Value over total premium will be taxed as ordinary income. Please consult your tax adviser prior to making an assignment of the contract.

Gifts of Contracts

If you transfer a contract for less than full consideration, such as by gift, you will generally trigger tax on the gain in the contract. This rule does not apply to those transfers between spouses or incident to divorce.

Contracts Owned by Non-Natural Persons

If the contract is held by a non-natural person (for example, a corporation or trust), the contract is generally not treated as an annuity contract for federal income tax purposes, and the income on the contract (generally the excess of the Contract Value over the premium) is includable in income each year. The rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person, and in other limited circumstances.

Distribution at Death Rules

Upon the death of the owner of a contract, certain distributions must be made:

      o If the owner dies on or after the Annuity Date, and before the entire interest in the contract has been distributed, the remaining portion will be distributed at least as quickly as the method in effect on the owner's death;

      o If the owner dies before the Annuity Date, the entire interest must generally be distributed within five years after the date of death.

      o If the beneficiary is a natural person, the interest may be annuitized over the life of that individual or over a period not extending beyond the life expectancy of that individual, so long as distributions commence within one year after the date of death.

      o If the beneficiary is the spouse of the owner, the contract may be continued in the name of the spouse as owner.

      o If the owner is not an individual, the death of the "primary annuitant" (as defined under the Code) is treated as the death of the owner. In addition, when the owner is not an individual, a change in the primary annuitant is treated as the death of the owner.

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity contract for another annuity contract unless money or other property is distributed as part of the exchange. A replacement contract obtained in a tax-free exchange of contracts succeeds to the status of the surrendered contract. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisers.

Tax Treatment of Distributions --Qualified Contracts

If you purchase your contract under a tax-favored retirement plan or account, your contract is referred to as a qualified contract. Examples of qualified plans or accounts are:

      o     Individual Retirement Annuities ("IRAs");

      o     Roth IRAs;

      o Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");

      o     Keogh Plans; and

      o Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

Withdrawals in General

Generally, with the exception of a Roth IRA, you have not paid any taxes on the premium used to buy a qualified contract or on any earnings. Therefore, any amount you take out as a withdrawal or as annuity payments will be taxable income. In addition, a 10% tax penalty may apply to the taxable part of a withdrawal received before age 59 1/2 . Limited exceptions are provided, such as where amounts are paid in the form of a qualified life annuity, upon death or disability of the employee, to pay certain medical expenses, or, in some cases, upon separation from service on or after age 55.

Individual Retirement Annuities

Code Section 408 permits eligible individuals to contribute to an IRA. By attachment of an endorsement that reflects the limits of Code Section 408(b), the Contracts may be issued as an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA, provided certain conditions are met. Most IRAs cannot accept contributions after the owner reaches 70 1/2, and must also begin required distributions at that age. Sales of the contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the contract. Contracts offered by this prospectus in connection with an IRA are not available in all states. The accidental death benefit is not available under a contract issued in connection with an IRA.

Roth IRAs

Code Section 408A provides special rules for "Roth IRAs." The basic distinction between a Roth IRA and a traditional IRA is that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are not includable in gross income for federal income tax purposes. Other differences include the ability to make contributions to a Roth IRA after age 70 1/2 and to defer distributions beyond age 70 1/2. Taxpayers whose adjusted gross incomes exceed certain levels are not eligible for Roth IRAs.

403(b) Plans

The contracts are also available for use in connection with a previously established 403(b) plan. Code Section 403(b) imposes certain restrictions on your ability to make partial surrenders from a contract used in connection with a 403(b) Plan, if attributable to premium paid under a salary reduction agreement. Specifically, an owner may make a surrender or partial withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled, or (b) in the case of hardship. In the case of hardship, only an amount equal to the premium paid may be withdrawn. 403(b) Plans are subject to additional requirements, including eligibility, limits on contributions, minimum distributions, and nondiscrimination requirements applicable to the employer. In particular, distributions generally must commence by April 1 of the calendar year following the later of the year in which the employee (a) attains age 70 1/2, or (b) retires. Owners and their employers are responsible for compliance with these rules. Contracts offered by this prospectus in connection with a 403(b) Plan are not available in all states.

Rollovers

Distributions from a 401(a) qualified plan or 403(b) plan (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) plan or IRA. A prospective owner considering use of the contract in this manner should consult a competent tax adviser with regard to the suitability of the contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) plans, and IRAs.

Diversification and Investor Control

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the portfolios are being managed so as to comply with these requirements.

The tax regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the portfolios. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of assets in the portfolios. We reserve the right to make changes to the contract we think necessary to see that it qualifies as a variable annuity contract for tax purposes.

Withholding

We are required to withhold federal income taxes on withdrawals, lump sum distributions, and annuity payments that include taxable income unless the payee elects to not have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For lump-sum distributions or withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For annuity payments, the company will withhold on the taxable portion of annuity payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

================================================================================
                                OTHER INFORMATION
================================================================================

AIG Life Insurance Company

We are a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. Our principal business address is One Alico Plaza, 600 King Street, Wilmington, Delaware 19801. We provide a full range of life insurance and annuity plans. We are a subsidiary of American International Group, Inc. ("AIG"), which serves as the holding company for a number of companies engaged in the international insurance business in approximately 130 countries and jurisdictions around the world.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to AIG by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and should not be considered as bearing on the investment performance of assets held in the variable account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, nor do the ratings comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

Ownership

This prospectus describes both individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts. The individual and group contracts described in this prospectus are identical except that the individual contract is issued directly to the individual owner. A group contract is issued to a contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, either as the owner of an individual contract or as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term contract is equally applicable to an individual contract or to a certificate.

Voting Rights

To the extent required by law, we will vote the portfolio shares held in the variable account at shareholder meetings in accordance with instructions received from persons having a voting interest in the portfolio. However, if legal requirements or our interpretation of present law changes to permit us to vote the portfolio shares in our own right, we may elect to do so.

Prior to the Annuity Date, you hold a voting interest in each portfolio in whose corresponding subaccount you have Contract Value. We determine the number of portfolio shares that are attributable to you by dividing the corresponding value in a particular portfolio by the net asset value of one portfolio share. After the Annuity Date, we determine the number of portfolio shares that are attributable to you by dividing the reserve maintained in a particular portfolio to meet the obligations under the contract by the net asset value of one portfolio share. The number of votes that you will have a right to cast will be determined as of the record date established by each portfolio.

We will solicit voting instructions by mail prior to the shareholder meeting. Each person having a voting interest in a portfolio will receive proxy material, reports and other materials relating to the appropriate portfolios. We will vote shares in accordance with instructions received from the person having a voting interest. We will vote shares for which we receive no timely instructions and any shares not attributable to owners in proportion to the voting instructions we have received.

The voting rights relate only to amounts invested in the variable account. There are no voting rights with respect to funds allocated to the fixed investment option.

Administration of the Contract

While we have primary responsibility for all administration of the contract and the variable account, we have retained the services of Delaware Valley Financial Services, Inc. ("DVFS") pursuant to an administrative agreement. These administrative services include issuance of the contract and maintenance of owner records. DVFS serves as the administrator to various insurance companies offering variable annuity contracts and variable life insurance policies.

Legal Proceedings

There are no pending legal proceedings that, in our judgment, are material with respect to the variable account.

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

A complete set of financial statements of AIG Life Insurance Company that have been included with the SAI and filed eletronically, can be obtained through its website at http://www.sec.gov. A copy of the SAI and our consolidated balance sheets may be obtained without charge by calling (800) 255-8402 or writing to AIG Life Insurance Company, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801. Financial statements of the variable account are not included because as of the effective date of this prospectus no contracts have been issued using the subaccounts described herein.

================================================================================
                                    APPENDIX
================================================================================

                         CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES*
          (for an accumulation unit outstanding throughout the period)

                                                            1999             1998           1997             1996           1995
                                                   ------------------------------------------------------------------------------
ALLIANCE VARIABLE PRODUCTS SERIES FUND
GLOBAL BOND PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                           14.79            13.14          13.24            12.64           10.28
             End of Period                                 13.69            14.79          13.14            13.24           12.64
      Accum Units o/s @ end of period                 607,165.47       643,678.64     708,242.42       579,082.99      213,886.71
GLOBAL DOLLAR GOVERNMENT PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                           12.55            16.25          14.56            11.82            9.74
             End of Period                                 15.60            12.55          16.25            14.56           11.82
      Accum Units o/s @ end of period                 532,628.44       636,568.44     714,986.09       469,801.08      238,452.60
GROWTH PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                           28.81            22.70          17.70            13.97           10.48
             End of Period                                 38.20            28.81          22.70            17.70           13.97
      Accum Units o/s @ end of period               9,548,163.15     8,904,664.35   8,054,584.57     5,856,812.02    2,215,092.12
GROWTH & INCOME PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                           28.94            24.27          19.11            15.62           11.67
             End of Period                                 31.78            28.94          24.27            19.11           15.62
      Accum Units o/s @ end of period              12,326,350.55     9,476,753.38   7,258,107.19     4,509,118.40    1,554,549.81
HIGH YIELD PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                            9.78            10.30          N/A              N/A             N/A
             End of Period                                  9.40             9.78          10.30            N/A             N/A
      Accum Units o/s @ end of period               2,178,459.79     1,476,993.82     106,671.96            N/A             N/A
INTERNATIONAL PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                           13.93            12.50          12.26            11.60           10.71
             End of Period                                 19.26            13.93          12.50            12.26           11.60
      Accum Units o/s @ end of period               3,403,423.52     3,645,458.54   3,700,183.10     2,718,751.84      981,260.91
MONEY MARKET PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                           11.77            11.37          10.97            10.63           10.26
             End of Period                                 12.15            11.77          11.37            10.97           10.63
      Accum Units o/s @ end of period               7,969,839.42     7,257,274.05   4,291,499.61     4,320,223.01    1,856,020.37
NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                           13.67            13.32          12.33            10.53            8.70
             End of Period                                 14.68            13.67          13.32            12.33           10.53
      Accum Units o/s @ end of period               1,532,276.68     1,816,650.85   1,790,540.24     1,047,240.17      531,374.67
PREMIER GROWTH PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                           33.89            23.22          17.59            14.54           10.15
             End of Period                                 44.22            33.89          23.22            17.59           14.54
      Accum Units o/s @ end of period              13,968,927.64    10,004,043.81   6,662.866.85     3,971,452.13    1,252,211.18
QUASAR PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                           11.65            12.37          10.58            10.00           N/A
             End of Period                                 13.45            11.65          12.37            10.58           N/A
      Accum Units o/s @ end of period               5,239,451.80     5,595,694.29   3,991,205.09       649,902.74           N/A
REAL ESTATE INVESTMENT PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                            9.71            12.16          N/A              N/A             N/A
             End of Period                                  9.09             9.71          12.16            N/A             N/A
      Accum Units o/s @ end of period               1,173,826.98     1,323,433.94     936,389.36            N/A             N/A
TECHNOLOGY PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                           18.47            11.43          10.89            10.00           N/A
             End of Period                                 32.00            18.47          11.43            10.89           N/A
      Accum Units o/s @ end of period               8,948,085.57     5,670,473.44   4,818,385.19     2,127,691.68           N/A
TOTAL RETURN PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                           18.42            15.97          13.37            11.78            9.65
             End of Period                                 19.35            18.42          15.97            13.37           11.78
      Accum Units o/s @ end of period               3,271,109.60     2,427,810.67   1,780,440.77     1,155,818.92      328,256.04
U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                           12.80            12.00          11.20            11.07            9.42
             End of Period                                 12.32            12.80          12.00            11.20           11.07
      Accum Units o/s @ end of period               4,082,327.72     3,516,324.78   2,190,735.81     1,838,415.41      914,988.76
UTILITY INCOME PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                           19.04            15.58          12.57            11.82            9.87
             End of Period                                 22.42            19.04          15.58            12.57           11.82
      Accum Units o/s @ end of period               1,646,240.96     1,379,682.64     910,470.43       812,579.02      358,005.39
WORLDWIDE PRIVATIZATION PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                           15.32            14.02          12.84            10.99           10.05
             End of Period                                 24.00            15.32          14.02            12.84           10.99
      Accum Units o/s @ end of period               2,092,530.42     2,399,048.01   2,391,217.59     1,135,168.22      394,704.27

                         CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES*
          (for an accumulation unit outstanding throughout the period)
                                   (continued)

                                                       1994         1993        1992
                                                --------------------------------------
ALLIANCE VARIABLE PRODUCTS SERIES FUND
GLOBAL BOND PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                      11.00         9.96       10.00
             End of Period                            10.28        11.00        9.96
      Accum Units o/s @ end of period             85,875.16    18,846.45    5,444.00
GLOBAL DOLLAR GOVERNMENT PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                      10.00      N/A          N/A
             End of Period                             9.74      N/A          N/A
      Accum Units o/s @ end of period             69,320.82      N/A          N/A
GROWTH PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                      10.00      N/A          N/A
             End of Period                            10.48      N/A          N/A
      Accum Units o/s @ end of period            467,688.06      N/A          N/A
GROWTH & INCOME PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                      11.88        10.78       10.00
             End of Period                            11.67        11.88       10.78
      Accum Units o/s @ end of period            438,680.32    28,041.82      800.00
HIGH YIELD PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                     N/A         N/A          N/A
             End of Period                           N/A         N/A          N/A
      Accum Units o/s @ end of period                N/A         N/A          N/A
INTERNATIONAL PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                      10.17        10.00      N/A
             End of Period                            10.71        10.17      N/A
      Accum Units o/s @ end of period            447,407.41    21,717.14      N/A
MONEY MARKET PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                      10.08        10.00      N/A
             End of Period                            10.26        10.08      N/A
      Accum Units o/s @ end of period            431,319.86     8,487.20      N/A
NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                      10.00      N/A          N/A
             End of Period                             8.70      N/A          N/A
      Accum Units o/s @ end of period            340,817.36      N/A          N/A
PREMIER GROWTH PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                      11.13        10.00       10.00
             End of Period                            10.15        11.13       10.00
      Accum Units o/s @ end of period            223,550.22    35,271.53    2,081.43
QUASAR PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                     N/A         N/A          N/A
             End of Period                           N/A         N/A          N/A
      Accum Units o/s @ end of period                N/A         N/A          N/A
REAL ESTATE INVESTMENT PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                     N/A         N/A          N/A
             End of Period                           N/A         N/A          N/A
      Accum Units o/s @ end of period                N/A         N/A          N/A
TECHNOLOGY PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                     N/A         N/A          N/A
             End of Period                           N/A         N/A          N/A
      Accum Units o/s @ end of period                N/A         N/A          N/A
TOTAL RETURN PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                      10.00      N/A          N/A
             End of Period                             9.65      N/A          N/A
      Accum Units o/s @ end of period             34,684.53      N/A          N/A
U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                       9.95        10.00      N/A
             End of Period                             9.42         9.95      N/A
      Accum Units o/s @ end of period            320,574.64    41,210.45      N/A
UTILITY INCOME PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                      10.00       N/A         N/A
             End of Period                             9.87       N/A         N/A
      Accum Units o/s @ end of period            111,604.02       N/A         N/A
WORLDWIDE PRIVATIZATION PORTFOLIO
      Accumulation Unit Value
             Beginning of Period                      10.00       N/A         N/A
             End of Period                            10.05       N/A         N/A
      Accum Units o/s @ end of period            105,674.08       N/A         N/A

* Premium under the contract was first invested in the portfolios as listed below:

       Global Bond Portfolio                                  July 15, 1991
       Global Dollar Government Portfolio                     May 2, 1994
       Growth Portfolio                                       September 15, 1994
       Growth and Income Portfolio                            January 14, 1991
       High-Yield Portfolio                                   October 27, 1997
       International Portfolio                                December 28, 1992
       Money Market Portfolio                                 December 28, 1992
       North American Government Income Portfolio             May 3, 1994
       Premier Growth Portfolio                               June 26, 1992
       Quasar Portfolio                                       August 5, 1996
       Real Estate Investment Portfolio                       January 9, 1997
       Technology Portfolio                                   January 11, 1996
       Total Return Portfolio                                 December 28, 1992
       U.S. Government/High Grade Securities Portfolio        September 17, 1992
       Utility Income Portfolio                               May 10, 1994
       Worldwide Privatization Portfolio                      September 23, 1994

================================================================================
                              TABLE OF CONTENTS OF
                     THE STATEMENT OF ADDITIONAL INFORMATION
================================================================================

GENERAL INFORMATION............................................................
      AIG Life Insurance Company...............................................
      Independent Accountants..................................................
      Legal Counsel............................................................
      Distributor..............................................................
      Potential Conflicts......................................................

CALCULATION OF PERFORMANCE DATA................................................
      Yield and Effective Yield Quotations for the Money Market Subaccount.....
      Yield Quotations for Other Subaccounts...................................
      Total Return Quotations..................................................
      Non-Standardized Performance Data........................................
      Tax Deferred Accumulation................................................

ANNUITY PROVISIONS.............................................................
      Variable Annuity Payments................................................
      Annuity Unit Value.......................................................
      Net Investment Factor....................................................
      Additional Provisions....................................................

FINANCIAL STATEMENTS...........................................................


                                       32